                          Countrywide HEL Notes 2005-A
                         Statement to Certificateholders
                                December 15, 2005

====================================================================================================================================
                                                       DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL           BEGINNING                                                                               ENDING
             FACE               PRINCIPAL                                                   REALIZED   DEFERRED         PRINCIPAL
CLASS        VALUE              BALANCE         PRINCIPAL       INTEREST        TOTAL       LOSSES     INTEREST         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
IA        596,550,000.00     462,877,143.05   22,844,398.80   1,676,000.99   24,520,399.79  0.00             0.00     440,032,744.25
IIA       903,450,000.00     620,957,888.47   36,665,027.87   2,253,559.67   38,918,587.54  0.00             0.00     584,292,860.60
TRANS               0.00       3,603,737.11    9,960,126.76      25,146.89    9,985,273.65  0.00    13,442,755.55       7,086,365.90
------------------------------------------------------------------------------------------------------------------------------------
TOTALS  1,500,000,000.00   1,087,438,768.63   69,469,553.43   3,954,707.55   73,424,260.98  0.00    13,442,755.55   1,031,411,970.75
====================================================================================================================================

====================================================================================================================================
                                  FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                  PASS-THROUGH RATES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          CURRENT
                           BEGINNING                                                            ENDING                    PASS-THRU
CLASS       CUSIP          PRINCIPAL        PRINCIPAL         INTEREST          TOTAL           PRINCIPAL         CLASS   RATE
------------------------------------------------------------------------------------------------------------------------------------
IA        761545AC6      775.92346501      38.29418959       2.80948955      41.10367914      737.62927542        IA      4.345000 %
IIA       761545AD4      687.31848854      40.58335035       2.49439335      43.07774369      646.73513819        IIA     4.355000 %
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                   724.95917909      46.31303562       2.63647170      48.94950732      687.60798050
====================================================================================================================================

          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Keith Richardson
                  JPMorgan Chase Bank, N.A. - ITS - Global Debt
                         JPM, 227 W. Monroe, 26th Floor
                             Chicago, Illinois 60606
                    Tel: (312) 267-5030 / Fax: (312) 267-5210
                       Email: keith.r.richardson@chase.com

                     Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                          Countrywide HEL Notes 2005-A
                                December 15, 2005

Investor Floating Allocation Percentage Group 1                                                                           99.50748%
Investor Floating Allocation Percentage Group 2                                                                           99.78905%

Investor Distribution Amount Group 1                                                                                  24,520,399.79
Investor Distribution Amount Group 2                                                                                  38,918,587.54
Class IA Interest                                                                                                      1,676,000.99
Class IIA Interest                                                                                                     2,253,559.67
Class IA Rate                                                                                                             4.345000%
Class IIA Rate                                                                                                            4.355000%
Class IA Interest not payable, due to insufficient Investor Interest Collections                                               0.00
Class IIA Interest not payable, due to insufficient Investor Interest Collections                                              0.00
Class IA Unpaid Investor Interest Shortfall                                                                                    0.00
Class IIA Unpaid Investor Interest Shortfall                                                                                   0.00
Per $1,000 of Original Investor Principal Balance
Interest on the Unpaid Class  IA Interest Shortfall                                                                            0.00
Interest on the Unpaid Class IIA Interest Shortfall                                                                            0.00
Remaining Unpaid Class  IA Interest Shortfall                                                                                  0.00
Remaining Unpaid Class IIA Interest Shortfall                                                                                  0.00
Per $1,000 of Original Investor Principal Balance

Group 1 Principal Distributed:
Investor Loss Amount Paid as Principal                                                                                         0.00
Investor Loss Reduction Amounts paid as principal                                                                              0.00
Accelerated Principal Distribution Amount                                                                              1,524,629.26
Scheduled Principal Collections Payment Amount                                                                        21,319,769.54
Guaranteed Principal Distribution Amount                                                                                       0.00
Total Principal Distributed                                                                                           22,844,398.80

Group 2 Principal Distributed:
Investor Loss Amount Paid as Principal                                                                                         0.00
Investor Loss Reduction Amounts paid as principal                                                                              0.00
Accelerated Principal Distribution Amount                                                                              1,956,374.34
Scheduled Principal Collections Payment Amount                                                                        34,708,653.53
Guaranteed Principal Distribution Amount                                                                                       0.00
Total Principal Distributed                                                                                           36,665,027.87

Unreimbursed Class  IA Loss Reduction Amounts                                                                                  0.00
Unreimbursed CLass IIA Loss Reduction Amounts                                                                                  0.00
Per $1,000 of Original Investor Principal Balance

Basis Risk Carryforward Distributed Group I                                                                                    0.00
Basis Risk Carryforward Distributed Group II                                                                                   0.00

Basis Risk Carryforward Remaining Group I                                                                                      0.00
Basis Risk Carryforward Remaining Group II                                                                                     0.00

Servicing Fee Group 1                                                                                                    193,820.07
Servicing Fee Group 2                                                                                                    259,279.41

Accrued and Unpaid Servicing Fees from Prior Periods Group I                                                                   0.00
Accrued and Unpaid Servicing Fees from Prior Periods Group II                                                                  0.00

Class  IA Principal Balance (before distributions)                                                                   462,877,143.05
Class  IA Principal Balance (after distributions)                                                                    440,032,744.25

Class IIA Principal Balance (before distributions)                                                                   620,957,888.47
Class IIA Principal Balance (after distributions)                                                                    584,292,860.60

Class  IA Factor                                                                                                         0.7376293%
Class IIA Factor                                                                                                         0.6467351%

Asset Balance of Group 1 Mortgage Loans:                                                                             443,848,409.49
Asset Balance of Group 2 Mortgage Loans:                                                                             587,563,561.25

            Delinquent Mortgage Loans

                                                            Delinquency by Group
                                                                   Group 1
                        --------------------------------------------------------------------------------
                        Category           Number          Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                        1 Month              88               2,983,857.87                0.67 %
                        2 Month              51               1,517,230.39                0.34 %
                        3 Month              41               1,693,984.60                0.38 %
                        Total                180              6,195,072.86                1.40 %

                                                            Delinquency by Group
                                                                   Group 2
                        --------------------------------------------------------------------------------
                        Category           Number          Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                        1 Month              44               4,178,150.59                0.71 %
                        2 Month              28               1,617,920.09                0.28 %
                        3 Month              18               1,100,122.94                0.19 %
                        Total                90               6,896,193.62                1.17 %

                                                              Delinquency Totals
                                                                 Group Totals
                        --------------------------------------------------------------------------------
                        Category           Number          Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                        1 Month              132              7,162,008.46                0.69 %
                        2 Month              79               3,135,150.48                0.30 %
                        3 Month              59               2,794,107.54                0.27 %
                        Total                270             13,091,266.48                1.27 %

                        * Delinquent Buckets include Bankruptcies, Foreclosures and REO Properties

            Bankruptcies

                                                       Bankruptcy by Group
                        --------------------------------------------------------------------------------
                        Group              Number of
                        Number               Loans         Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                          1                   18                707,630.13                 0.16%
                          2                   4                 179,293.50                 0.03%

                                                        Bankruptcy Totals
                        --------------------------------------------------------------------------------
                                           Number of
                                             Loans         Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                                              22                886,923.63                 0.09%

            Foreclosures

                                                         Foreclosure by Group
                        --------------------------------------------------------------------------------
                        Group              Number of
                        Number               Loans         Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                          1                   9                 404,702.42                 0.09%
                          2                   4                 283,550.00                 0.05%

                                                          Foreclosure Totals
                        --------------------------------------------------------------------------------
                                           Number of
                                             Loans         Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                                              13                688,252.42                 0.07%

            REO Properties

                                                             REO by Group
                        --------------------------------------------------------------------------------
                        Group              Number of
                        Number               Loans         Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                          1                   1                  63,000.00                 0.01%
                          2                   1                  14,850.05                 0.00%

                                                             REO Totals
                        --------------------------------------------------------------------------------
                                           Number of
                                             Loans         Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                                              2                  77,850.05                 0.01%

Group 1:
Optional Servicer Advances(Current Collection Period)                                                                          0.00
Optional Servicer Advances(Outstanding)                                                                                  548,953.95
Mortgage Loans retransferred to the Transferor pursuant to Sect. 2.04 and 2.06
Count                                                                                                                             8
Principal Balance                                                                                                        315,468.17

Group 2:
Optional Servicer Advances(Current Collection Period)                                                                          0.00
Optional Servicer Advances(Outstanding)                                                                                  551,223.86
Mortgage Loans retransferred to the Transferor pursuant to Sect. 2.04 and 2.06
Count                                                                                                                             6
Principal Balance                                                                                                        227,370.57

Subordinated Transferor Collections Group 1                                                                            3,815,665.24
Subordinated Transferor Collections Group 2                                                                            3,270,700.65

Group 1:
Overcollateralization Step-Down Amount                                                                                         0.00
Available Transferor Subordinated Amount                                                                               3,815,665.24
Required Transferor Subordinated Amount                                                                                7,456,875.00
Interest Collections(non-investor)                                                                                        16,099.44
Transferor Principal Collections                                                                                       3,220,326.74

Group 2:
Overcollateralization Step-Down Amount                                                                                         0.00
Available Transferor Subordinated Amount                                                                               3,270,700.65
Required Transferor Subordinated Amount                                                                               11,293,125.00
Interest Collections(non-investor)                                                                                         9,047.45
Transferor Principal Collections                                                                                       6,739,800.02

Mortgage Loans for which the Mortgage Loan File was not
delivered to the Indenture Trustee within 30 days of the
Closing File
Number                                                                                                                            0
Balance                                                                                                                        0.00

I. CASH RECONCILIATION - GROUP 1
Net Interest Collections - per Servicer Report                                                                         3,268,803.69
Principal Collections - per Servicer Report                                                                           24,540,096.28
Residual Advance                                                                                                               0.00
Cash released from Additional Loan Account                                                                                     0.00
Insured Payment                                                                                                                0.00
Group 1 Total Deposit to Collection Account                                                                           27,808,899.97

CASH RECONCILIATION - GROUP 2
Net Interest Collections - per Servicer Report                                                                         4,288,839.47
Principal Collections - per Servicer Report                                                                           41,448,453.55
Residual Advance                                                                                                               0.00
Cash released from Additional Loan Account                                                                                     0.00
Insured Payment                                                                                                                0.00
Group 2 Total Deposit to Collection Account                                                                           45,737,293.02

TOTAL DEPOSIT TO COLLECTION ACCOUNT                                                                                   73,546,192.98

II. DISTRIBUTION SUMMARY - GROUP 1
Premium to Credit Enhancer                                                                                                52,074.00
Fannie Mae Guarantee Fee                                                                                                       0.00
Investor Certificate Interest and Unpaid Investor Certificate Interest                                                 1,676,000.99
Unreimbursed Credit Enhancement Draw Amounts                                                                                   0.00
Amounts owed Master Servicer per Sect. 3.08 and 7.03                                                                           0.00
Basis Risk Carryforward                                                                                                        0.00
Class A Investor Certificate Principal Distributed                                                                    22,844,398.80
Transferor Interest Distributed                                                                                           16,099.44
Transferor Principal Distributed                                                                                       3,220,326.74
Group 1 Total Distributions                                                                                           27,808,899.97

DISTRIBUTION SUMMARY - GROUP 2
Premium to Credit Enhancer                                                                                                69,858.00
Fannie Mae Guarantee Fee                                                                                                       0.00
Investor Certificate Interest and Unpaid Investor Certificate Interest                                                 2,253,559.67
Unreimbursed Credit Enhancement Draw Amounts                                                                                   0.00
Amounts owed Master Servicer per Sect. 3.08 and 7.03                                                                           0.00
Basis Risk Carryforward                                                                                                        0.00
Class A Investor Certificate Principal Distributed                                                                    36,665,027.87
Transferor Interest Distributed                                                                                            9,047.45
Transferor Principal Distributed                                                                                       6,739,800.02
Group 2 Total Distributions                                                                                           45,737,293.02

TOTAL DISTRIBUTION                                                                                                    73,546,192.98

III. BALANCE RECONCILIATION - GROUP 1
Loan Group Beginning Balance                                                                                         465,168,179.03
Loan Group Ending Balance                                                                                            443,848,409.49
Change in Balance                                                                                                     21,319,769.54
Principal Collections                                                                                                 24,540,096.28
Liquidation Loss Amount                                                                                                        0.00
Liquidation Recovery Amount                                                                                                    0.00
Cumulative Liquidation Loss Amount                                                                                        58,236.20
Additional Balances                                                                                                    3,220,326.74
Balance Check                                                                                                                 -0.00

III. BALANCE RECONCILIATION - GROUP 2
Loan Group Beginning Balance                                                                                         622,270,589.59
Loan Group Ending Balance                                                                                            587,563,561.25
Change in Balance                                                                                                     34,707,028.34
Principal Collections                                                                                                 41,446,828.36
Liquidation Loss Amount                                                                                                        0.00
Liquidation Recovery Amount                                                                                                1,625.19
Cumulative Liquidation Loss Amount                                                                                       278,176.41
Additional Balances                                                                                                    6,739,800.02
Balance Check                                                                                                                  0.00

OTHER INFORMATION
Group 1:
Transferor Principal Balance (Beginning)                                                                               2,291,035.98
Transferor Principal Balance (Ending)                                                                                  3,815,665.24
Investor Fixed Allocation Percentage                                                                                        100.00%

Group 2:
Transferor Principal Balance (Beginning)                                                                               1,312,701.12
Transferor Principal Balance (Ending)                                                                                  3,270,700.65
Investor Fixed Allocation Percentage                                                                                        100.00%

Group 1:
Interest Received                                                                                                      3,462,623.76
Net Liquidation Proceeds (Allocable to Interest)                                                                               0.00
Insurance Proceeds (Allocable to Interest)                                                                                     0.00
Servicer Optional Advance (Allocable to Interest)                                                                              0.00
Purchase Price per Sect. 2.02 (a) (Allocable to Interest)                                                                      0.00
Purchase Price (90+ Day Delinq) (Allocable to Interest)                                                                        0.00
Residual Advance                                                                                                               0.00
Total Interest                                                                                                         3,462,623.76
Investor Interest Collections                                                                                          3,252,704.25

Group 1:
Beginning Balance                                                                                                    465,168,179.03
Principal Collections                                                                                                 24,224,628.11
Net Liquidation Proceeds (Alloc. to Principal)                                                                                 0.00
Insurance Proceeds (Alloc. to Principal)                                                                                       0.00
Purchase Price per Sect. 2.02 (a) (Alloc. to Principal)                                                                        0.00
Purchase Price (90+ Day Delinq) (Alloc. to Principal)                                                                          0.00
Loans Removed from the Trust by the Servicer per Sect. 2.06                                                              315,468.17
Transfer Deposit Amount per Sect. 2.02 (a)                                                                                     0.00
Total Principal                                                                                                       24,540,096.28
Investor Principal Collections                                                                                        24,540,096.28
Additional Balances                                                                                                    3,220,326.74
Ending Principal Balance                                                                                             443,848,409.49
Total Collections                                                                                                     27,808,899.97
Alternative Principal Payment                                                                                         21,319,769.54

Group 2:
Interest Received                                                                                                      4,548,118.88
Net Liquidation Proceeds (Allocable to Interest)                                                                               0.00
Insurance Proceeds (Allocable to Interest)                                                                                     0.00
Servicer Optional Advance (Allocable to Interest)                                                                              0.00
Purchase Price per Sect. 2.02 (a) (Allocable to Interest)                                                                      0.00
Purchase Price (90+ Day Delinq) (Allocable to Interest)                                                                        0.00
Residual Advance                                                                                                               0.00
Total Interest                                                                                                         4,548,118.88
Investor Interest Collections                                                                                          4,279,792.01

Group 2:
Beginning Balance                                                                                                    622,270,589.59
Principal Collections                                                                                                 41,219,457.79
Net Liquidation Proceeds (Alloc. to Principal)                                                                             1,625.19
Insurance Proceeds (Alloc. to Principal)                                                                                       0.00
Purchase Price per Sect. 2.02 (a) (Alloc. to Principal)                                                                        0.00
Purchase Price (90+ Day Delinq) (Alloc. to Principal)                                                                          0.00
Loans Removed from the Trust by the Servicer per Sect. 2.06                                                              227,370.57
Transfer Deposit Amount per Sect. 2.02 (a)                                                                                     0.00
Total Principal                                                                                                       41,448,453.55
Investor Principal Collections                                                                                        41,448,453.55
Additional Balances                                                                                                    6,739,800.02
Ending Principal Balance                                                                                             587,563,561.25
Total Collections                                                                                                     45,737,293.02
Alternative Principal Payment                                                                                         34,708,653.53

Group 1 Loans Average Daily Balance                                                                                  463,340,476.99
Group 2 Loans Average Daily Balance                                                                                  619,079,190.64

Group 1 Weighted Average Loan Rate                                                                                         8.72540%
Group 2 Weighted Average Loan Rate                                                                                         8.45444%
Group 1 Weighted Average Net Loan Rate                                                                                     8.09040%
Group 2 Weighted Average Net Loan Rate                                                                                     7.81944%

Group 1 Excess Interest                                                                                                        0.00
Group 2 Excess Interest                                                                                                        0.00
Group 1 Excess Spread Percentage                                                                                           3.74540%
Group 2 Excess Spread Percentage                                                                                           3.46444%
Group 1 Spread Rate                                                                                                        3.74540%
Group 2 Spread Rate                                                                                                        3.46444%
Group 1 Three Month Rolling Excess Spread                                                                                  3.83440%
Group 2 Three Month Rolling Excess Spread                                                                                  3.55779%

LOAN MODIFICATION SUMMARY - GROUP 1
Loans with Senior Lien Balance Modification(CLTV<80%)-current                                                             22,500.00
Loans with Senior Lien Balance Modification(CLTV<80%)-cumulative                                                         278,633.00
Loans with Senior Lien Balance Modification(CLTV<80%)-% of Initial                                                            0.02%

Loans with Senior Lien Balance Modification(CLTV>80%) - current                                                           62,760.00
Loans with Senior Lien Balance Modification(CLTV>80%) - cumulative                                                       830,857.21
Loans with Senior Lien Balance Modification(CLTV>80%) - % of Initial                                                          0.06%

Loans with Credit Limit Modification - current                                                                           257,332.39
Loans with Credit Limit Modification - cumulative                                                                      3,196,675.85
Loans with Credit Limit Modification - % of Initial                                                                           0.22%

Loans with Gross Margin Modification - current                                                                                 0.00
Loans with Gross Margin Modification - cumulative                                                                      1,673,035.39
Loans with Gross Margin Modification - % of Initial                                                                           0.11%

LOAN MODIFICATION SUMMARY - GROUP 2
Loans with Senior Lien Balance Modification(CLTV<80%)-current                                                                  0.00
Loans with Senior Lien Balance Modification(CLTV<80%)-cumulative                                                       2,002,313.39
Loans with Senior Lien Balance Modification(CLTV<80%)-% of Initial                                                            0.14%

Loans with Senior Lien Balance Modification(CLTV>80%) - current                                                          253,700.00
Loans with Senior Lien Balance Modification(CLTV>80%) - cumulative                                                     2,968,188.59
Loans with Senior Lien Balance Modification(CLTV>80%) - % of Initial                                                          0.20%

Loans with Credit Limit Modification - current                                                                           294,600.00
Loans with Credit Limit Modification - cumulative                                                                      2,831,798.88
Loans with Credit Limit Modification - % of Initial                                                                           0.19%

Loans with Gross Margin Modification - current                                                                            88,610.08
Loans with Gross Margin Modification - cumulative                                                                      1,935,146.51
Loans with Gross Margin Modification - % of Initial                                                                           0.13%

CREDIT ENHANCER INFORMATION
GROUP 1:
Amount due to Credit Enhancer from Prepayment Shortfall                                                                        0.00
FGIC Surety Bond in force?                                                                                                     0.00
Credit Enhancement Draw Amount                                                                                                 0.00
Guaranteed Principal Payment Amount                                                                                            0.00
Guaranteed Distribution                                                                                                        0.00
Credit Enhancement Premium                                                                                                52,074.00
Rolling Three Month Delinquency Rate                                                                                          0.53%
Required Subordinated Percentage                                                                                              1.25%
Balance used for Required Subordinated Amount                                                                          7,456,875.00
Initial Subordinated Amount                                                                                           -8,948,927.61
Can Required Transferor Subordinated Amount be Reduced?                                                                          NO
Has a Rapid Amortization Event occurred?                                                                                         NO
Cause of Rapid Amortization Event.                                                                                               NA
Has an Event of Servicing Termination occurred?                                                                                  NO
Cause of Event of Servicing Termination.                                                                                         NA

GROUP 2:
Amount due to Credit Enhancer from Prepayment Shortfall                                                                        0.00
FGIC Surety Bond in force?                                                                                                     0.00
Credit Enhancement Draw Amount                                                                                                 0.00
Guaranteed Principal Payment Amount                                                                                            0.00
Guaranteed Distribution                                                                                                        0.00
Credit Enhancement Premium                                                                                                69,858.00
Rolling Three Month Delinquency Rate                                                                                          0.38%
Required Subordinated Percentage                                                                                              1.25%
Balance used for Required Subordinated Amount                                                                         11,293,125.00
Initial Subordinated Amount                                                                                          -13,551,844.65
Can Required Transferor Subordinated Amount be Reduced?                                                                          NO
Has a Rapid Amortization Event occurred?                                                                                         NO
Cause of Rapid Amortization Event.                                                                                               NA
Has an Event of Servicing Termination occurred?                                                                                  NO
Cause of Event of Servicing Termination.                                                                                         NA

                      Copyright 2005 J.P.Morgan Chase & Co. All rights reserved.